Rule 497(e)
                                      Registration Nos. 333-182308 and 811-22717


                      FIRST TRUST EXCHANGE-TRADED FUND VI

              FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF

                                  (the "Fund")

                          SUPPLEMENT TO THE PROSPECTUS
                              DATED JULY 23, 2014,


                              DATED JULY 25, 2014


       Notwithstanding anything to the contrary in the prospectus, the section of the prospectus entitled "Fees and Expenses of the Fund--Example" is replaced in its entirety with the following:

          The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

          The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until July 17, 2016 and thereafter at 1.35% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 YEAR            3 YEARS

                           $112               $377

         ---------------------

         (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before July 17, 2016.

         (2) The Fund had not commenced operations as of the date of this prospectus. "Other Expenses" and "Acquired Fund Fees and Expenses" are estimates based on the expenses the Fund expects to incur for the current fiscal year.



   PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE